UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 17, 2021

Lyft, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38846	20-8809830
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
185 Berry Street, Suite 5000
San Francisco, California 94107
(Address of principal executive offices, including zip code)
(844) 250-2773
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value of $0.00001 per share	LYFT	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.07 Submission of Matters to a Vote of Security Holders
On June 17, 2021, Lyft, Inc. (the “Company”) held its annual meeting of stockholders (the “Meeting”). The stockholders of the Company voted on the following four proposals at the Meeting, each of which is more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2021:

1.To elect three Class II directors to serve until the 2024 annual meeting of stockholders and until their successors are duly elected and qualified;

2.To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2021;

3.To approve, on an advisory basis, the compensation of the Company’s named executive officers; and

4.A stockholder proposal regarding a report disclosing certain lobbying expenditures and activities.
1. Election of Directors

Nominee	For	Withheld	Broker Non-Votes
John Zimmer	358,106,793	48,274,237	27,388,129
Valerie Jarrett	348,057,999	58,323,031	27,388,129
David Lawee	351,967,444	54,413,586	27,388,129
Based on the votes set forth above, each director nominee was duly elected to serve until the 2024 annual meeting of stockholders and until their successor is duly elected and qualified.
2. Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
433,507,449	102,130	159,580	-
Based on the votes set forth above, the stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.
3. Advisory Vote on Compensation of Named Executive Officers

For	Against	Abstain	Broker Non-Votes
401,322,240	4,401,127	657,663	27,388,129
Based on the votes set forth above, the stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers.

4. Stockholder Proposal Regarding a Report Disclosing Certain Lobbying Expenditures and Activities

For	Against	Abstain	Broker Non-Votes
159,704,724	244,110,068	2,566,238	27,388,129

Based on the votes set forth above, the stockholders did not approve the stockholder proposal regarding a report disclosing certain lobbying expenditures and activities.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LYFT, INC.

Date: June 22, 2021	/s/ Brian Roberts
Brian Roberts
Chief Financial Officer